Share-based payments	6 Months Ended
Jun. 30, 2022
Share-based payment arrangements [Abstract]
Share-based payments
21. Share-based payments
The Group has several equity incentive arrangements under which a combination of performance share units (“PSUs”) and retention restricted share units (“RSUs”), which each represent the right to receive one Company common share, have been awarded to the Chief Executive Officer (“CEO”), other members of Zegna senior management and certain other employees of the Group.
For the six months ended June 30, 2022 and 2021, the Company recognized €6,683 thousand and €8,757 thousand, respectively, as share-based compensation expense and an increase to other reserves within equity in relation to the Group’s equity incentive plans. At June 30, 2022 unrecognized compensation expense amounted to €29,068 thousand and is expected to be recognized over the remaining vesting periods through 2025.
Long-Term Incentive Awards 2022-2025
In March 2022, the Company granted the following equity-settled share-based payments to senior management (excluding the CEO) and certain other employees of the Group:
(a)A target number of 1,417,150 PSUs that vest in 2024 based on the achievement of defined targets based on the Group’s Adjusted EBIT and adjusted net financial indebtedness for the performance periods 2022, 2023 and 2024, and the recipient’s continued service to the Group at the date of vesting. Each of the performance targets will be settled independently of the other target and the total number of shares to be assigned upon vesting depends on the level of achievement of the performance targets, as well as a multiplier that is based on the performance of certain environmental, social and governance indicators over the performance period. In case of over- or underachievement of the targets and/or the multiplier, the number of awards that vest will be adjusted according to predefined parameters. For the six months ended June 30, 2022, the Group recognized €1,365 thousand as share-based compensation expense within personnel costs and an offsetting increase to other reserves within equity in relation to the PSUs. At June 30, 2022, unrecognized compensation expense relating to the PSUs amounted to €10,956 thousand and is expected to be recognized over the remaining vesting periods through 2024.
(b)Up to a maximum of 607,350 RSUs that vest in 2025 in connection with the achievement of the service condition. For the six months ended June 30, 2022, the Group recognized an aggregate amount of €443 thousand as share-based compensation expense within personnel costs and an offsetting increase to other reserves within equity in relation to the RSUs. At June 30, 2022, unrecognized compensation expense relating to the RSUs amounted to €4,910 thousand and is expected to be recognized over the remaining vesting periods through 2025.
The fair value used for accounting purposes of the PSU awards was measured at the grant date using a Monte Carlo Simulation model, considering the following key assumptions: (i) grant date share price: €8.91 per share (ii) expected volatility: 35% based on the historical and implied volatility of a group of comparable companies, (iii) risk free rate: 73bps. The fair value of the RSU awards was measured using the share price at the grant date adjusted for the present value of future distributions which employees will not receive during the vesting period.
See Note 42 — Related party transactions to the Annual Consolidated Financial Statements for further details relating to the Group’s other equity incentive awards.